EXHIBIT 32.1

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF ACCOUNTING OFFICER
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                             (18 U.S.C SECTION 1350)

In connection with the Quarterly Report of Dynamic Leisure Corporation, a Minnesota corporation (the "Company"), on Form 10-QSB for the fiscal quarter ended September 30, 2007, as filed with the United States Securities and Exchange Commission (the "Report"), I, Daniel G. Brandano, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Daniel G. Brandano
----------------------
Daniel G. Brandano
Chief Executive Officer
And Chief Financial and Accounting Officer
November 19, 2007

[A signed original of this written statement required by Section 906 has been provided to Dynamic Leisure Corporation and will be retained by Dynamic Leisure Corporation and furnished to the United States Securities and Exchange Commission or its staff upon request.]